RYDEX VARIABLE TRUST

                     Supplement Dated March 14, 2006 to the
                        Rydex Variable Trust Prospectus
                             Dated September 1, 2005

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION THAT REPLACES INFORMATION CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

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Beginning on March 31, 2006, the Absolute Return Strategies Fund (the "Fund")
may engage in credit default swap transactions when Rydex Investments (the "Advisor") determines that such transactions will assist the Fund in achieving its investment objective.

THE FOLLOWING PARAGRAPH REPLACES THE EXISTING DISCUSSION UNDER THE HEADING "PRINCIPAL RISKS OF INVESTING IN THE FUNDS," OF THE PROSPECTUS:

SWAP COUNTERPARTY CREDIT RISK (ALL FUNDS) - The Funds may enter into swap agreements, including, but not limited to, equity index swaps and interest rate swaps, for purposes of attempting to gain exposure to a particular group of stocks or to an index of stocks without actually purchasing those stocks, or to hedge a position. The Absolute Return Strategies Fund may also enter into credit default swaps. The Funds will use short-term swap agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. A Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. The use of swap agreements involves risks that are different from those associated with ordinary portfolio securities transactions. In addition to general market risks, swap agreements are also subject to illiquidity risk, counterparty risk and credit risk. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or, in the case of a credit default swap in which a Fund is selling credit protection, the default of a third party issuer.

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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.